Exhibit 99.1

Company Overview January 2019

Forward-Looking Statements This presentation includes, and our response to various questions may include, forward-looking statements. All statements contained in this presentation other than statements of historical facts, including statements regarding our future results of operations and financial position, our business strategy and plans and our objectives for future operations, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements, including statements regarding clinical trials, clinical studies and other clinical work (including the funding therefor, anticipated patient enrollment, safety data, study data, trial outcomes, timing or associated costs), regulatory applications and related timelines, including the filing of an NDA for LIQ861, are subject to a number of risks, uncertainties and assumptions. Moreover, we operate in a very competitive and rapidly changing environment and our industry has inherent risks. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. We are under no duty to update any of these forward-looking statements after the date of this presentation to conform these statements to actual results or revised expectations, except as required by law. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. This presentation includes long-term goals that are forward-looking, are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of us and our management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. Nothing in this presentation should be regarded as a representation by any person that these goals will be achieved and we undertake no duty to update our goals.

Disclaimers Unless otherwise indicated, information contained in this presentation concerning our industry and the markets in which we operate is based on reports, research surveys, studies and similar data prepared by market research firms and other third parties, industry, medical and general publications, government data and similar sources as well as our own internal estimates and research. Decision Resources Group, the primary source for the market data included in this presentation, was commissioned by us to compile this information. Although we believe the data from these third-party sources is reliable, we have not independently verified any third-party information. In addition, projections, assumptions and estimates of the future performance of the industry in which we operate and our future performance are necessarily subject to uncertainty and risk due to a variety of factors. Such factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by us.

Novel products via precise control of drug particles Late-stage clinical biopharmaceutical company focused on transforming the lives of patients Source: Decision Resources Group, Landscape & Forecast, PAH, Nov 2018. LIQ861, Ph3 product candidate, with a clear regulatory path targeting a segment of the ~$3.7B U.S. market for pulmonary arterial hypertension (PAH) Positive LIQ861 Ph3 interim safety data at 2-week timepoint, expected to support NDA submission targeted for late 2019 Broader LIQ861 market opportunity beyond U.S. and WHO Group I – pipeline in a PRINT® particle LIQ865, Ph1 product candidate, targeting unmet need for local post-operative pain PRINT® technology not limited by therapeutic area, molecule or route of administration Seasoned team with relevant commercial and disease area expertise LIQ861

Seasoned team with relevant commercial and disease area expertise Neal Fowler Kevin Gordon Robert Lippe Robert Roscigno, PhD Ben Maynor, PhD Jeri Thomas Chief Executive Officer President & Chief Financial Officer Chief Operations Officer Senior VP, Product Dev. Senior VP, R&D Senior VP, Commercial Management Employment History Highlights

Pipeline Product Indication Formulation & Route Phase 1 Phase 2 Phase 3 Next Key Milestone Worldwide Commercial Rights LIQ8611 PAH Dry powder inhalation PK sub-study data 2Q:19 Liquidia LIQ865 Local, post-operative pain Sustained-release injectable Ph2-enabling studies commencing 1Q:19 Liquidia After consultation with the FDA, we advanced from a Phase 1 trial directly to a pivotal Phase 3 trial and will seek approval under the 505(b)(2) pathway.

LIQ861 for PAH PRINT® treprostinil, dry powder inhalation

PAH is a rare, progressive disease that results in right heart failure Sources: Farber Eur Respir Rev 2016; Lang Eur Respir Rev 2014; Channik Advances in Pulmonary Hypertension Spring, 2002, DRG, PH Disease Landscape, Nov 2016; Yen-Chun Lai et al. Circ Res. 2014;115:115-130. Abnormal changes in arteries of the lungs increase pressure in pulmonary arteries that leads to remodeling of the right ventricle Prostacyclin Deficiency Pulmonary vasoconstriction Fibrosis In situ thrombosis Right ventricular strain and dysfunction Hypertrophy Prostacyclin is essential to normal lung function Continually released by lungs to bind local receptors Vasodilates the pulmonary arteries Relaxes smooth muscle Inhibits platelet aggregation Multiple pathways are involved in pathogenesis Prostacyclin Analogs PAH Patient PAH Treatment Goal of prostacyclin therapy is to maximize a patient’s exposure to the highest tolerable level of drug

Prostacyclin products are significant share of PAH market U.S. market is reliant on prostacyclin products with ~$1.4B in 2017 Source: Decision Resources Group, Landscape & Forecast, PAH, Nov 2018. Many patients have limited physical ability Despite the success of prostacyclin products, the therapy has not been fully optimized Parenteral infusion Inhaled Oral, analog Oral, IP agonist ERAs PDE-5 inhibitors sGC stimulators Prost. IP agonist, Oral Prostacyclin, Oral Prostacyclin, Inhaled Prostacyclin, iv/sc $1.2 $2.1 $3.7 $0.0 $1.0 $2.0 $3.0 $4.0 2017 Net Revenue, $ Billions (USD) NYHA Class IV NYHA Class III NYHA Class II NYHA Class I Total

Maximizing prostacyclin to directly deliver to the lungs is key Local delivery generates fewer off-tissue effects Source: Decision Resources, Pulmonary Hypertension Disease landscape & Forecast, November 2018. Current prostacyclin products have clear tradeoffs Infusion = Effective, but with systemic toxicities & site pain, as well as limits on lifestyle Delivers continuously via i.v. or s.c. line, 24 hours a day Poses potential for infection risk Nebulized = Targeted, but provides limited dose range Limits max dose due to throat irritation, adverse events Requires water, power, supplies, cleaning and time to dose Oral = Convenient, but with systemic toxicities and minimal symptom relief Increases side effects in GI, Nervous and Vascular systems Requires up-titration that can be challenging given side effects

4x daily, titrated to target of 54 mcg/dose (9 breaths), the maximum recommended dose in label Most common AEs - cough, headache, nausea, dizziness, flushing, throat irritation, pharyngolaryngeal pain, diarrhea Wash daily in warm soapy water (mouthpiece assembly and filter shells) Proprietary nebulizer + 13 additional accessories listed in patient starter kit 4-10 mins, 6-9x daily, titrated to target of 5 mcg/dose Most common AEs - flushing, cough, headache, trismus, insomnia, nausea, hypotension, vomiting, alkaline phosphatase increased, flu syndrome, back pain, tongue pain, palpitations, syncope, GGT increased, muscle cramps, hemoptysis, pneumonia Wash after each use in warm soapy water & boil weekly Proprietary nebulizer + 10 additional spare parts listed in patient user guide Choice of inhaled options is driven by convenience Sources: Decision Resources Group, Landscape & Forecast, PAH, Nov 2018; Tyvaso® (treprostinil) package insert 2014; Ventavis (iloprost) package insert 2013. Tyvaso is a registered trademark of United Therapeutics Corporation. Ventavis is a licensed trademark of Bayer Schering Pharma AG. Tyvaso® share was over 80% of the U.S. inhaled patient population in 2017

Treprostinil = Proven efficacy Proven compound with FDA approvals for i.v., s.c., inhaled and oral routes PRINT® = Deep-lung delivery Delivers higher dose levels than approved inhaled formulations Device = Simple, Disposable Compact, easy inhaler with established commercial track record LIQ861 combines Effective + Targeted + Convenient into one product RS00 Model 8 (DMF # 18418) Disposable & long track record Precise Uniform Trefoil-like Trusted prostacyclin-analog RS00 Model 8 (DMF # 18418)

Phase 1 results supported continued development of LIQ861 LIQ861 was observed to be well-tolerated with no reported study drug-related SAEs Sources: Ph 1 study design: 57 subjects enrolled; 43 on LIQ861, 14 on placebo; each cohort = 8 subjects in 3:1 ratio (LIQ861:placebo) – randomized, placebo-controlled; Royal M, Roscigno R, et al. Preclinical and Phase 1 Clinical Characterization of LIQ861, a New Dry Powder Formulation of Treprostinil [poster]. In: PVRI Annual World Congress; 2018 January 21-24; Singapore, Asia. n=57 healthy volunteers Single, ascending dose Dose proportional response No dose-limiting toxicities TEAEs related to treatment were mild No study drug-related SAEs LIQ861 Mean Concentration Over Time Approx. Capsule (TRE fill wt.) Approx. Emitted Dose (mcg) 20 40 60 80 100 120 Breaths 1-2 1-2 1-2 1-2 2-4 2-4

After consultation with the FDA, we advanced to a pivotal trial (INSPIRE) pursuant to the 505(b)(2) pathway in the U.S. Investigation of the Safety and Pharmacology of Dry Powder Inhalation of Treprostinil Sources: https://clinicaltrials.gov/ct2/show/NCT03399604; PGI – prostacyclin; TEAEs – treatment-emergent adverse events; SAEs – serious adverse events; Quote from Nicholas Hill, MD, Chief Pulmonary, Critical Care & Sleep Division and Professor of Medicine at Tufts University School of Medicine and INSPIRE Principal Investigator. 1. Adjusting dose levels to comparable Tyvaso® emitted dose Design Open-label, U.S. multicenter Population At least 100 WHO Group I (PAH) patients; NYHA Class II, III and IV Criteria On stable dose of Tyvaso® for >3 months (or) taking <2 approved non-PGI oral PAH therapies Primary endpoint Incidence of TEAEs and SAEs Secondary endpoints 6 minute walk distance Sustained treatment transition (Tyvaso® transitions) NYHA functional class improvement Quality of life questionnaire / Patient satisfaction with LIQ861 DPI PK Sub-Study1 Transitions from Tyvaso® in a one-directional crossover to compare bioavailability and PK Data collection Baseline, Week 2, Month 1, Month 2 Visits, with bimonthly follow up for up to 30 months First patient was dosed in March 2018 and we expect to continue to treat patients and collect data up to our U.S. launch “ LIQ861 is designed to provide the benefits of delivering PGI analogs locally to the lungs via inhalation, potentially offering a targeted & effective approach with an acceptable systemic side effect profile” -Dr. Nick Hill

In Phase 3 trial, LIQ861 was observed to be well-tolerated with no reported SAEs at two-week timepoint Safety endpoint requested by U.S. FDA; data to be included in NDA submission Source: INSPIRE Phase 3 two-week safety data as reported in Liquidia press release on 07Jan2019 in PAH patients (n=109). Adverse Events in > 4% of PAH Patients Receiving LIQ861 LIQ861 (treprostinil) Treated (n=109) Tyvaso® Transitions LIQ861 Add-ons Cough 27 (25%) 4 23 Headache 14 (13%) 6 8 Throat irritation 13 (12%) 4 9 Diarrhea 8 (7%) 2 6 Dizziness 7 (6%) 4 3 Oropharyngeal pain 5 (5%) 1 4 Chest discomfort 5 (5%) 0 5 No dose-limiting toxicities No study drug-related SAEs TEAEs related to treatment were mostly mild in nature Have not yet reached an MTD At 2-wk timepoint, evaluated up to ~125mcg To-date, evaluated up to ~150mcg

Enrollment suggests LIQ861 is attractive across disease severity Faster than expected enrollment driven primarily by interest from Functional Class II add-on patients Source: INSPIRE Phase 3 two-week safety data as reported in Liquidia press release on 07Jan2019 in PAH patients (n=109). No. Subjects (% of Study) at 2-week timepoint Tyvaso® Transitions (N=44) LIQ861 Add-Ons (N=65) Overall (N=109) NYHA Functional Class at Screening Class II 36 (81.8%) 36 (55.4%) 72 (66.1%) Class III 8 (18.2%) 29 (44.6%) 37 (33.9%) Suggests that LIQ861 may have utility as a first-line prostacyclin

LIQ861 = Pipeline in a PRINT® particle Potential addressable PH patient populations over time Source: Decision Resources, Pulmonary Hypertension Disease landscape & Forecast, November 2018. Pulmonary Hypertension Patients, By WHO Group Current Pipeline Future Potential Pipeline

LIQ865 for Local Post-Operative Pain PRINT® bupivacaine, sustained-release injectable

Significant unmet medical need for extended, non-opioid pain relief Sources: Wheeler, 2011; Collins, 2013; Shah 2017; EXPAREL package insert; EXPAREL® is a registered trademark of Pacira Pharmaceuticals; IMS data 2017; accessed 04 Dec 2018. Approximately 50%+ of patients report inadequate local post-operative pain relief Reducing opioids is a priority for hospitals, payors and FDA Improved pain relief and reducing opioid use can drive key metrics, such as faster recovery and time to discharge Representing a $761.1M market, local anesthetics have a known efficacy profile but are limited to 8 hours EXPAREL® demonstrates demand for longer acting relief, but too short Physicians are seeking 3 to 5 days of pain relief, according to our market research EXPAREL reportedly offers 24-36 hours in practice

LIQ865 offers the potential for an optimal product profile Target 3 to 5 days duration of action Supported by PK & PD data from Ph 1 studies Simple, uniform particles of a single active Easy reconstitution from a powder Flexible application at the surgical site Adjustable concentration range to deliver the dose Enables instillation or injection around incision Limited potential for dose dumping Compatible with co-administration of instant-release local anesthetics LIQ865: Bupivacaine + PLGA blend

Ph1a, healthy volunteers in Denmark Single, ascending dose No dose-limiting toxicities All adverse events were mild to moderate Cmax well below reported thresholds for neurotoxicity and cardiotoxicity QST demonstrated pharmacodynamic effect for up to 5 days LIQ865 was well-tolerated at all doses with dose proportional PK in Ph1 Sources: Randomized, double-blind, controlled, single ascending dose, safety, PK ,PD trial of two different formulations of LIQ865 in 28 healthy male volunteers; QST - Quantitative Sensory Testing. We are initiating Ph2-enabling tox studies in 1Q:19 with initial Ph2 proof of concept clinical trials in 2020. 1 10 100 1000 0 24 48 72 96 120 Bupivacaine (ng/mL) Time (h) LIQ865A Log Linear Mean Concentration Over Time (N=16) 150 mg (n=3) 225 mg (n=3) 300 mg (n=3) 450 mg (n=6) 600 mg (n=1)

PRINT® Technology

Discrete particles through a molding process Overview of PRINT® Technology Visit http://liquidia.com/print-technology/ to view corporate video on PRINT technology Step A: Etch master template with 3D geometric structures of the desired particle size and shape Step B: Apply our proprietary polymeric mold material over master template Step C: Cure polymeric material to form PRINT molds with discrete molding cavities that replicate structures of master template Step D: Design chemical composition of drug particle Step E: Apply the drug particle composition to the cavities in the mold to fill the cavities Step F: Form the drug particles in cavities of the mold Step G: Remove drug particles from mold cavities on a harvesting film Step H: Remove particles from harvesting film

PRINT® production technology is highly capable and widely applicable Lab Line 2 (2008) Highly agile platform enabling process experimentation Ideal for early stage process development Lab Line 3 (non-cGMP 2015; cGMP 2017) Capable of larger batches with increased process control We believe Lab Line 3 is fully cGMP compliant to support product launch Commercial Line 1 (expected 2019) Optimized drug substance production process Designed for continued market supply and scale Preclinical and R&D Highly versatile, flexible cGMP Process Development Optimization, scale-up cGMP Production Repeatable and deployable

Conclusion

Approx. $300M market cap $47.5 million cash as of Sept 30, 2018 Approx. 15.5M shares outstanding Closed $53.2M IPO in gross proceeds at $11 per share in 3Q:2018 Trades on Nasdaq: LQDA Financial Overview Source: LQDA 3Q 2018 filing reported as of Oct 30, 2018. Financials Covering Analysts

Anticipated Upcoming Milestones Milestone Anticipated Timing Report LIQ861 Ph 3 two-week safety data from INSPIRE trial 1Q:2019 Initiate LIQ865 Ph 2-enabling tox studies 1Q:2019 Report LIQ861 Ph 3 PK results from PK sub-study 2Q:2019 NDA submission to the FDA for LIQ861 Late 2019

Thank You

Most common AEs as listed in Tyvaso® package insert Sources: https://www.tyvaso.com/hcp/; data accessed 18Dec2018; Tyvaso® package insert. In addition, adverse reactions occurring in >10% of patients were dizziness and diarrhea. Adverse Events in >4% of PAH Patients Receiving Tyvaso® and More Frequent* than Placebo Tyvaso (treprostinil) Treated (n=115) Placebo (n=120) Cough 62 (54%) 35 (29%) Headache 47 (41%) 27 (23%) Throat irritation, Pharyngolaryngeal pain 29 (25%) 17 (14%) Nausea 22 (19%) 13 (11%) Flushing 17 (15%) 1 (<1%) Syncope 7 (6%) 1 (<1%) *More than 3% greater than placebo

Improved Topical Delivery Enhanced Inhalation Sustained Release Desirable pharmacological benefits by precisely engineering particles Sources: Garcia A, et al. “Microfabricated Engineered Particle Systems for Respiratory Drug Delivery and Other Pharmaceutical Applications” Journal of Drug Delivery; 2012; Herlihy K, et al. “Extended Release of Microfabricated Protein Particles from Degradable Hydrogel Implants for the Treatment of Age Related Macular Degeneration” [poster]. In ARVO; 2014; Williams S, et al. “Fabrication of Shape and Size Specific Nanoparticles for Ocular Drug Delivery” [poster]. In ARVO; 2015. Vaccines and Immunotherapies 3 0 m i n 6 0 m i n 0 100 200 300 400 500 850 900 r e l . m a s s d r u g i n t e a r s Marketed Product P1 - anionic P2 - cationic P3 - cationic P4 - cationic 0 20 40 60 80 0 20 40 60 80 100 Time (Days) % B e v a R e l e a s e d F1 F2 F3 F4 F5 In Vitro Release 0 20 40 60 80 0 1 2 3 4 5 Time (Days) R e l e a s e R a t e ( u g / d a y / i m p l a n t ) F1 F2 F3 F4 F5 Protein Release Rate

Compatible with nearly any material, payload and route of delivery Examples, not exhaustive PLGA Porous Hydrogel Nucleic Acid PLGA/DC-Chol Crystalline API Formulated Protein PEG Hydrogel PLGA/RNA Albumin/Lactose PLGA-Steroid Monoclonal Antibody 100 % Cyclosporine